BT PRESERVATIONPLUS FUND
(A Portfolio of BT Pyramid Mutual Funds)

Service Class
Supplement to Prospectus dated January 31, 1998

A. Please delete the "Annual Operating Expenses" table and the "Example" under the section entitled "Summary of Fund Expenses" on page 4 and replace them with the following:

     "Annual Operating Expenses
     (as a percentage of the Fund's projected average daily net assets)

     Investment advisory fee (after reimbursements or waivers)*          0.20%
     12b-1 fees                                                   None
     Other expenses (after reimbursements or waivers)**                  0.60%

     Total operating expenses (after reimbursements or waivers)          0.80%

     * The Fund does not directly pay an investment advisory fee; the amount shown reflects the Fund's proportionate share of the Portfolio's investment advisory fee. ** "Other expenses" include premiums paid for Wrapper Agreements and certain additional services provided to the Fund and the Portfolio by Bankers Trust, including a shareholder servicing fee of 0.25%. Wrapper Agreements are contracts entered into by the Portfolio that are intended to stabilize the value per Share of the Fund (see "Investment Principles and Risks").

     Example                        1 Year   3 Years  5 Years           10 Years
     An investor would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period. No redemption fee has been included.$8 $26 $44 $99"

B. Please delete the first paragraph, and the first sentence of the second paragraph, on page 5 and replace them with the following:

     "The expense table and example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee payable by the Portfolio. Without such waiver, the Portfolio's investment advisory fee would be equal to 0.35% of its average daily net assets. Bankers Trust has also voluntarily agreed to waive a portion of its administration fees (included in "Other expenses") payable by the Portfolio. Without such waiver, the Portfolio's "Other expenses" would be 0.91%. Bankers Trust may terminate these voluntary waivers and reimbursements at any time in its sole discretion without notice to shareholders. In the absence of these waivers, assuming total class assets of $100 million, it is estimated that "Total Operating Expenses" of the Shares would be 1.26%. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Moreover, while the example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.

     Service Class Shares are subject to shareholder servicing fees in the maximum amount of 0.25% of the average daily net assets of the Shares."


                                                                  August 5, 1998
EDGEWOOD SERVICES, INC.
Distributor

5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-5829
Cusip #055847834
(PREPLSUP) (8/98)



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